SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

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[  ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under §240.14a-12

The GoodHaven Funds Trust
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

October 25, 2019

To Our Fellow Shareholders in the GoodHaven Fund (the “Fund”):

On August 20, 2019 the Board of Trustees of the GoodHaven Funds Trust (the “Trust”) approved a new investment advisory agreement with GoodHaven Capital Management, LLC (the “Investment Adviser”) to take effect upon the closing of a reorganization at the Investment Adviser.  While all current members of the Investment Adviser will continue as members, their rights and privileges will change and such changes, once effected, will result in a change of control of the Investment Adviser.  This change of control requires shareholder approval of the new investment advisory agreement approved by the Board.  The accompanying proxy statement includes an explanation for the change of control.

We are now asking you to approve the new investment advisory agreement at a special meeting of the shareholders of the Fund to be held on November 26, 2019.   The proposed investment advisory agreement is substantially identical to the current investment advisory agreement except for the effective date and the term.  The advisory fee to be paid to the Investment Adviser remains the same.

So please vote online, call the proxy agent, or return your proxy by mail.  All costs of both solicitations are being paid by the Investment Adviser and will not cost the Fund any money.  Please take a moment to vote at your earliest convenience.

As always, we are available to answer any questions you may have.

With thanks and appreciation for your confidence,

Keith Trauner Chairman	Larry Pitkowsky President

PLEASE CAST YOUR VOTE NOW!

GoodHaven Fund
A Series of The GoodHaven Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

This package contains information about the proposal to approve the new investment advisory agreement and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal to approve the new investment advisory agreement, which is described in detail in the enclosed proxy statement, has been carefully considered and approved by the Board of Trustees.  The Trustees, a majority of whom are not affiliated with the Fund’s investment adviser, GoodHaven Capital Management, LLC are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR the proposal.

Voting is quick and easy.  Everything you need is enclosed.  You may vote online using the control number found on your proxy card(s) and by following the online instructions or cast your vote via touch-tone telephone or by completing the proxy card(s) enclosed in this package.  For voting by telephone, simply call the toll-free number and follow the recorded instructions.   If you are returning your proxy by mail, please be sure to sign each card before mailing it in the postage-paid envelope.

If you should have any questions about the proxy materials, or regarding how to vote your shares, please contact the Fund at 305-677-7651. Thank you for your participation in this important initiative.

GoodHaven Fund
A Series of The GoodHaven Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Scheduled for November 26, 2019

A Special Meeting of Shareholders (the “Meeting”) of The GoodHaven Funds Trust (the “Trust”) will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741  on November 26, 2019 at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal Descriptions:

1.	To approve a new investment advisory agreement with GoodHaven Capital Management, LLC; and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees has fixed the close of business on October 11, 2019 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Larry Pitkowsky
Larry Pitkowsky, President The GoodHaven Funds Trust

October 25, 2019

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Collins, Treasurer
	2)	ABC Corp. c/o John Collins, Treasurer	John Collins, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Mary B. Smith, Trustee
	2)	ABC Trust	Mary B. Smith, Trustee
		Mary B. Smith, Trustee u/t/d 12/28/78	Mary B. Smith, Trustee

C.	1)	Martin B. Craft, Cust. f/b/o Martin B. Craft, Jr. UGMA	Martin B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

GoodHaven Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

TO BE HELD ON NOVEMBER 26, 2019

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The GoodHaven Funds Trust (the “Trust”) to be used at the special meeting of shareholders of the GoodHaven Fund (the “Fund”), a series of the Trust and at any adjournments thereof (the “Meeting”), to be held on November 26, 2019 at 10:00 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.  Shareholders attending the Meeting in person are required to show proof of holdings and a government-issued identification.  For directions to the Meeting or for more information regarding how to attend the Meeting in person and vote your shares (including directions to the Meeting), please contact the Fund at 305-677-7651.

The Meeting is being held to vote on the following proposals:

Proposal Descriptions:

1.	To approve a new investment advisory agreement with GoodHaven Capital Management, LLC; and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The solicitation is being made primarily by the mailing of a notice to shareholders on or about October 25, 2019 informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website:

www.proxyvote.com

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may arrange to have votes recorded by telephone.

If the Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Fund’s investment adviser, GoodHaven Capital Management, LLC (the “Investment Adviser”), and not by the Trust.  It is anticipated that engaging Broadridge to act as a solicitor will cost $6,300, which includes approximately $1,100 that Broadridge will charge for proxy printing costs.  The principal business address of the Trust and the Investment Adviser is 4940 SW 83rd Street, Miami, Florida 33143, however, following the Reorganization (as defined herein), it will be changed to 374 Millburn Avenue, Suite 306, Millburn, NJ 07041.

Proxy Statement

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the approval of the new investment advisory agreement and for proposal 2.  All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).  In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  Abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval or on a proposal which requires a majority of the votes validly cast.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 33⅓% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is present, and proposal 1 is approved by a “1940 Act Majority Vote” of the outstanding voting shares of the Fund, then the new investment advisory agreement will become effective.  A “1940 Act Majority Vote” of the outstanding voting shares of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting shares of the Fund present at the Meeting or represented by proxy if holders of shares representing 50% of the voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve proposal 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote to WITHHOLD authority to elect trustees.

Appendix A to this Proxy Statement shows the number of shares of the Fund that are issued and outstanding as of October 11, 2019.  Substantial (5% or more) record and/or beneficial ownership of shares of the Fund on July 31, 2019, to the knowledge of the Trust, is detailed in Appendix A.  Other than as disclosed in Appendix A, to the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholders of record of the Trust at the close of business on October 11, 2019 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact the Fund at 1-855-654-6639, visit the Fund’s website at www.goodhavenfunds.com or write to GoodHaven Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

PROPOSAL	—	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH GOODHAVEN CAPITAL MANAGEMENT, LLC

Introduction

You are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of the Fund; and GoodHaven Capital Management, LLC (the “Investment Adviser”).  A copy of the New Investment Advisory Agreement is attached hereto as Appendix B.  Under the Fund’s current investment advisory agreement with the Investment Adviser dated February 4, 2016 (the “Current Investment Advisory Agreement”), the Investment Adviser carries out the investment and reinvestment of the assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations and is responsible for the overall management of the Fund.  The Current Investment Advisory Agreement was submitted to and approved by the sole shareholder of the Fund on February 4, 2016.

The Investment Adviser has acted as the Fund’s Investment Adviser since the Fund’s inception in 2010, and has had its principal office at 4940 SW 83rd Street, Miami, Florida 33143, however, following the Reorganization (as defined below) it will be changed to 374 Millburn Avenue, Suite 306, Millburn, NJ 07041.  The Investment Adviser was organized in 2010 to provide investment advisory services to registered investment companies and separately managed accounts and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Messrs. Keith Trauner and Larry Pitkowsky (and each of their family affiliates) and Markel Corporation (“Markel”) are the only members of the Investment Adviser. As currently structured the following persons and entities hold a control and voting interest in the Investment Adviser: (i) Mr. Pitkowsky (1.25%), (ii) Greenwood Management LLC (48.75%), a limited liability company controlled by Mr. Pitkowsky in which Mr. Pitkowsky owns a majority of the member interests, (iii) Mr. Trauner (1.25%) and (iv) Badlucky Corporation (48.75%), an S corporation controlled by Mr. Trauner in which Mr. Trauner owns a majority of the outstanding shares.  The current address for Mr. Pitkowsky and Greenwood Management LLC is 374 Millburn Avenue, Suite 306, Millburn, NJ 07041 and the current address for Mr. Trauner and Badlucky Corporation is c/o the Investment Adviser, 4940 SW 83rd Street, Miami, Florida 33143. Markel has a non-voting minority interest in the Investment Adviser.

The Reorganization

In the normal course of business, Mr. Trauner and Mr. Pitkowsky have held various discussions and explored ways to improve the financial standing of the Investment Adviser, the distribution of the Fund, and overall performance.  In early summer of 2019, Mr. Pitkowsky indicated to Mr. Trauner that toward such ends he would be interested in obtaining the sole control interest in the Investment Adviser.  Following various discussions between Mr. Pitkowsky, Mr. Trauner, and Markel, Mr. Trauner agreed to consider a transaction that would involve him no longer having a control interest but retaining a profits interest in the Investment Adviser and under conditions that would allow him to devote time and effort on matters outside of the Investment Adviser without undue restriction.  The preliminary terms were agreed to in July 2019 subject to negotiation of definitive agreements and the Board of Trustees of the Trust (the “Board”) was advised in early August 2019.  In early October 2019, the Investment Adviser, Mr. Trauner, Mr. Pitkowsky, and Markel finalized agreements that, when consummated, will result in a change in control of the Investment Adviser.  These agreements include a Membership Interest Purchase and Redemption Agreement by and between Mr. Trauner (and his affiliates) and the Investment Adviser (the “Purchase Agreement”) and an Amended and Restated Operating Agreement of the Investment Adviser by and among Mr. Trauner (and his affiliates), Mr. Pitkowsky (and his affiliates), and Markel Corporation (the “Revised Operating Agreement”). The Purchase Agreement and the Revised Operating Agreement together constitute the “Reorganization Agreements.”  While Mr. Trauner, Mr. Pitkowsky, and Markel will continue to have an economic interest in the Investment Adviser, changes in ownership percentages and control interests may be deemed to be a change in control of the Investment Adviser, which requires the New Investment Advisory Agreement and a shareholder vote.  The Investment Adviser will continue to use a similar investment philosophy as before and the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement with respect to material terms.

Generally, the Purchase Agreement provides that, subject to certain closing conditions, the Investment Adviser will acquire and redeem the current Class A member’s interest in the Investment Adviser held by Mr. Trauner and his family affiliates for cash and issue to him a new Class C interest that will entitle him to a profits interest in the Investment Adviser.  The Revised Operating Agreement sets forth the rights and interests that each of Mr. Pitkowsky (and his affiliated company), Mr. Trauner and Markel will have in the Investment Adviser upon the closing of the Reorganization Agreements.  Upon such closing, Mr. Pitkowsky will become the controlling member of the Investment Adviser and the Portfolio Manager of the Fund and Mr. Trauner and Markel will own minority interests in the Investment Adviser entitling them to certain non-voting interests and profit participation of the Investment Adviser. The consummation of the transactions contemplated by the Reorganization Agreements is referred to herein as the “Reorganization”.

Due to the non-exclusive safe harbor in Section 15(f) of the 1940 Act which generally requires that 75% of the Board not be “interested persons” of the Investment Adviser following certain transactions, Mr. Trauner will resign from the Board of Trustees.  See Section 15(f) Considerations.  Mr. Pitkowsky is expected to become Chairman of the Board of Trustees following consummation of the Reorganization.  As part of the Reorganization, Mr. Trauner will provide transitional support to the Investment Adviser and may, upon the request of Mr. Pitkowsky and the assent of Mr. Trauner, provide future assistance to the Investment Adviser subject to the execution of a separate written agreement.

The Board had preliminary discussions regarding the Reorganization and related change of control of the Investment Adviser at the Trust’s quarterly Board of Trustees meeting held on August 1, 2019. At a meeting held on Tuesday, August 20, 2019, the Board, including all of the independent trustees who are not “interested” persons as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)(the “Independent Trustees”), further discussed the Reorganization, including receiving a presentation from the Investment Adviser, and after due consideration approved the New Investment Advisory Agreement to be entered into between the Trust, on behalf of the Fund, and the Investment   Adviser, subject to the approval of the Fund’s shareholders. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed approval of the New Investment Advisory Agreement, including prior to and during the August 20, 2019 meeting. The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement except for the dates of execution and effectiveness. The investment advisory fee to be paid to the Investment Adviser remains the same. A summary of the Board’s considerations in approving the New Investment Advisory Agreement are set forth below. Effective upon the receipt of shareholder approval and the satisfaction of any other closing conditions, the Reorganization will be consummated and the New Investment Advisory Agreement will become effective.

Proxy Statement

Although there will be significant continuity among personnel of the Investment Adviser and each of the current owners will continue to maintain an ownership stake, this proxy and shareholder vote is being solicited as the Reorganization will result in a change of control of the Investment Adviser and, therefore, may be considered to constitute an “assignment” (as such term is defined in the 1940 Act) of the Current Investment Advisory Agreement. As required by the 1940 Act, the Current Investment Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Investment Advisory Agreement will terminate upon the completion of the Reorganization. You are being asked to approve the New Investment Advisory Agreement to enable the Investment Adviser to manage the Fund following the completion of the Reorganization.

There will be no increase in the investment advisory fee as a result of the New Investment Advisory Agreement for the Fund. The Reorganization is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the Investment Adviser to the Fund, although there can be no assurances that the Investment Adviser will not be affected by the Reorganization.

Impact of the Changes to the Investment Adviser on the Fund

The Reorganization will not result in any material changes in the manner in which the Investment Adviser provides investment management services to the Fund, however, Mr. Pitkowsky will be the Fund’s sole portfolio manager.  As part of the Reorganization, Mr. Trauner will provide transitional support to the Investment Adviser and may, upon the request of Mr. Pitkowsky and the assent of Mr. Trauner, provide future assistance to the Investment Adviser subject to the execution of a separate written agreement. In addition, Mr. Trauner will cease to be a trustee of the Trust and Mr. Pitkowsky as the sole interested trustee will become the Chairman of the Board. Currently, Mr. Trauner also serves as the Investment Adviser’s and the Trust’s Chief Compliance Officer (“CCO”). The Board and the Investment Adviser intend to retain the services of an independent third party CCO upon the completion of the Reorganization. Following the completion of the Reorganization, the Investment Adviser’s office will be 374 Millburn Avenue, Suite 306, Millburn, NJ 07041 where Mr. Pitkowsky and other firm employees have been based since the firm’s inception. The Investment Adviser will continue to carry out the investment and reinvestment of the assets of the Fund, continuously furnish an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged, and implement such determinations as well as be responsible for the management of the Fund and the oversight of all of the Fund’s other service providers. Other than the change stated above, no major changes to the Investment Adviser’s executive management, investment management, administration, and other personnel are anticipated as a direct result of the Reorganization.

Information Concerning the Parties to the Reorganization
The Investment Adviser. The Investment Adviser is currently located at 4949 SW 83rd Street, Miami, Fl.  Following the completion of the Reorganization, the new address will be 374 Millburn Avenue, Suite 306, Millburn, NJ 07041. The Investment Adviser began managing accounts around March of 2011 and manages the Fund and several separately managed accounts with combined total assets of approximately $185 million, as of July 31, 2019.

Comparison of New Investment Advisory Agreement with Current Investment Advisory Agreement
The terms of the new Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement, except for the dates of execution and effectiveness. The stated investment advisory fee to be paid by the Fund to the Investment Adviser is substantially identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The material terms of the New Investment Advisory Agreement are discussed below.

Proxy Statement

Investment Advisory Services. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that, subject to the supervision of the Board of Trustees, the Investment Adviser regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions. The Investment Adviser determines what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Trust’s and the Fund’s governing documents, the 1940 Act and any specific policies adopted by the Trust’s Board of Trustees and disclosed to the Investment Adviser.

Under each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, the Investment Adviser is authorized, for the purchase and sale of the Fund’s portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other accounts that it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts that the Investment Adviser manages may be used by the adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that the Investment Adviser will also advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques, monitor the performance of the Fund’s outside service providers, including the Fund’s administrator, transfer agent and custodian, be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations, and pay the salaries, fees and expenses of such of the Fund’s trustees, officers or employees who are trustees, officers or employees of the Investment Adviser or any of its affiliates. The Investment Adviser may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Trustees.

Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement provides that the Investment Adviser shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent employed by the Fund to perform such functions.

Fees. As noted above, the stated investment advisory fee to be paid by the Fund and the method of calculation are identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Investment Adviser is entitled to receive a fee paid monthly at the annual rate of 0.90% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2018, the Investment Adviser received a total of $1,318,936 in fees paid pursuant to the Current Investment Advisory Agreement.

Payment of Expenses. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement requires the Investment Adviser to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Agreement, and states that, except as specifically indicated therein, the Investment Adviser is not responsible for any of the Fund’s ordinary or extraordinary expenses. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement states that the Investment Adviser will pay or reimburse the Fund for compensation paid to the Trustees who are affiliated persons of the Investment Adviser and officers of the Fund as such, except as the Board of Trustees may decide.

Proxy Statement

Potential Conflicts of Interest. The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Investment Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement also provides that securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Investment Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Investment Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the Investment Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits from the Investment Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Limitation on Liability. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement states that the Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of the Agreement and that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the agreement relates. This limitation of liability applies to affiliates, partners, stockholders, directors, officers and employees of the Investment Adviser and its affiliates who may perform services for the Fund contemplated by both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Neither of the Investment Adviser nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Investment Advisory Agreement and the New Investment Advisory Agreement.

Term and Continuance. The Current Investment Advisory Agreement has been in effect for an initial term of two years and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by shareholders prior to the completion of the Reorganization, the Fund’s New Investment Advisory Agreement will go into effect upon the completion of the Reorganization. and, unless terminated in accordance with its terms, will stay in effect for an initial two-year term. If not terminated, the New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board of Trustees, or (b) by a vote of a majority of the outstanding voting shares of the Fund, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not interested persons of a party to the New Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Termination. Each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement (a) may terminated at any time, without penalty, by the Fund’s Board of Trustees, by vote of holders of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund or by the Investment Adviser, upon sixty (60) days’ written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act).

Board Considerations Regarding Approval of the New Investment Advisory Agreement
In connection with their evaluation of the New Investment Advisory Agreement for the Fund, the Independent Trustees requested such information as they deemed reasonably necessary, including: (a) the revised structure of the Investment Adviser and the reasons for Reorganization; (b) the effect of the Reorganization on the ongoing services provided to   the Fund; (c) the stability and continuity of the Investment Adviser’s management and key employees; (d) the post-Reorganization financial resources of the Investment Adviser; (e)  the nature, quality and extent of the services to be provided by the Investment Adviser; (f) the cost to the Investment Adviser for providing such services and the Investment Adviser’s potential profitability (and whether the Investment Adviser may realize any economies of scale); (g) the direct and indirect benefits that may be received by the Investment Adviser and its affiliates from their relationship with the Fund; and (h) comparative information as to the investment advisory fee, expense ratios and performance of other comparable mutual funds.

Proxy Statement

Among other information, the Independent Trustees requested and obtained the following information in connection with their evaluation of the Investment Adviser and the New Investment Advisory Agreement for the Fund: (i) the qualifications of the portfolio manager for the Fund; (ii) the Fund’s investment advisory fee and total expense ratio; (iii) the financial resources of the Investment Adviser; and (iv) an anticipated profitability analysis from the Investment Adviser, which included the anticipated positive effects that transactions contemplated by the Reorganization will have on the Investment Adviser’s profitability and resources. In addition, the Board, including the Independent Trustees, considered the information provided at regularly scheduled meetings throughout the year (including the meeting held on May 8, 2019) regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Board at regularly scheduled meetings. The Board also considered and took into account information they had received in their review of the continuance of the Current Investment Advisory Agreement for the Fund in January 2019, including with respect to comparative expenses and performance information.

Throughout the process, the Independent Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel.  The Board also received memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Board in their deliberations regarding the New Investment Advisory Agreement. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed approval of the Investment Advisory Agreement, including prior to the August 20, 2019 meeting.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services that had been provided by the Investment Adviser to the Fund and that are expected to be provided by the Investment Adviser to the Fund following the completion of the Reorganization. The Board reviewed the terms of the New Investment Advisory Agreement, and noted that such terms are substantially identical to the terms of the Current Investment Advisory Agreement, except for different execution and effective dates. The Board reviewed the Investment Adviser’s investment approach for the Fund and its research process and concluded that these would be generally unchanged. The Board considered the resources of the Investment Adviser and the personnel of the Investment Adviser who provide investment management services to the Fund noting that that Mr. Pitkowsky would be the sole portfolio manager once Mr. Trauner ceased to serve in this capacity. They also reviewed the non- investment resources and personnel of the Investment Adviser that are involved in the Investment Adviser’s services to the Fund, including the Investment Adviser’s compliance and administration resources and personnel.

The Board considered that the Investment Adviser will continue to supervise and monitor the performance of the Fund’s service providers and will continue to provide the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Board also considered that the Investment Adviser will continue to provide those investment management and research services and resources to the Fund following the completion of the Reorganization and that one of the current portfolio managers of the Fund will continue to manage the Fund under the New Investment Advisory Agreement.

The Board considered the Investment Adviser’s discussion of the Reorganization and its representations that the Reorganization will not have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance and other services.

Based on these considerations, the Board concluded that the nature, extent and quality of services that the Investment Adviser will provide to the Fund under the New Investment Advisory Agreement is expected to be satisfactory and consistent with the terms of the Current Investment Advisory Agreement.

Performance of the Fund. In considering the Fund’s anticipated performance under the New Investment Advisory Agreement, the Board noted that they regularly reviewed and discussed throughout the year data prepared by the Investment Adviser and information comparing the Fund’s performance with the performance of certain benchmarks.  The Fund’s current prospectus provides performance information for the S&P 500 Index.  The materials provided to the Board included performance information for the S&P 500 Index and for Wilshire 5000 Total Market Index, HFRI Fundamental Growth Index, HFRI Fundamental Value Index and CS Hedge Fund Index.  The Investment Adviser selected these additional benchmark funds in order to provide a broader view of what Fund management considers to be competitive performance results beyond the better-known S&P 500 Index.  Performance information was provided for the Fund and the benchmarks for the 6-month period ended June 30, 2019 and the one-year and two-year periods ending December 31, 2018.  The Fund’s performance was below the average of the benchmarks.   The Board also noted the Investment Adviser’s belief that the Reorganization of the Investment Adviser may result in enhanced performance results for the Fund and its shareholders to the extent that the decision-making process will be streamlined and control of the Investment Adviser will be consolidated under Mr. Pitkowsky. Further the Board believed that the Reorganization of the Investment Adviser should not reduce the level of service that the Investment Adviser has provided to the Fund in the past.

Proxy Statement

Investment Advisory Fee and Expenses. The Board noted that the stated investment advisory fee to be paid by the Fund to the Investment Adviser is identical under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. The Board also considered information showing the fees and expenses of the Fund in comparison to the investment advisory fees and expense ratios of a peer group of funds.  The peer group of funds was selected by the Investment Adviser using data generated by Morningstar and includes 14 funds in a “selected peers” group and 12 funds in a “similar funds” group, the latter group including funds that have investment philosophies and investment strategies that are similar to the Fund.  The Board noted that the Investment Adviser’s total expenses were below the average total expenses for both groups of funds even though almost all of the peer group funds were substantially larger or part of fund families with much greater assets than the Fund and therefore such peer group funds enjoy scale benefits that the Fund does not currently have.

Economies of Scale. Given the current net assets of the Fund, the Board noted that the advisory fee charged to the Fund anticipates scale benefits that do not currently exist. Should Fund assets grow materially, the Independent Trustees will continue to monitor the appropriateness of the advisory fee in light of scale benefits.

The Board concluded that the investment advisory fee to be paid by the Fund to the Investment Adviser under the New Investment Advisory Agreement was not unreasonable in relation to the nature and quality of the services to be provided by the Investment Adviser.

Profitability. The Board noted that there would be no change in the investment advisory fee under the New Investment Advisory Agreement and considered information provided by the Investment Adviser regarding the anticipated profitability of the Investment Adviser with respect to the investment advisory services to be provided by the Investment Adviser to the Fund. The Board also considered the Investment Adviser’s anticipated profit margin in connection with the overall operation of the Fund. The Board also considered whether any direct or indirect benefits were received by the Investment Adviser and its affiliates from their relationship with the Fund (such as “soft dollar” arrangements) and concluded no such benefits were received.  The Board concluded that the Investment Adviser’s anticipated profitability with respect to the investment advisory services to be provided to the Fund would not be excessive.

Conclusion. After consideration of the factors described above as well as other factors, the Board, including the Independent Trustees, concluded that the New Investment     Advisory Agreement for the Fund, including the investment advisory fee payable thereunder, was fair, not unreasonable and in the best interest of the Fund and its shareholders. In coming to this conclusion, the factors considered and the importance assigned to such factors may have been different for each Trustee. The Board, including separately the Independent Trustees, voted to approve the New Investment Advisory Agreement and to recommend that the shareholders approve the New Investment Advisory Agreement.

Section 15(f) Considerations. The Investment Adviser and the Trust intend to rely, to the extent appropriate, on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser to an investment company or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the Reorganization, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser. The Board, after the resignation of Mr. Trauner, will meet this requirement as three of the four Trustees are not “interested persons” (as defined in the 1940 Act) and will continue to be so for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Reorganization. An “unfair burden” includes: any arrangement during the two-year period after the Reorganization where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Independent Trustees determined that there was no “unfair burden” imposed as a result of the Reorganization, and that they will monitor the Fund so that this condition will continue to be satisfied for the required time period.

Required Vote

To become effective with respect to the Fund, the New Investment Advisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund. A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Proxy Statement

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY
AGREEMENT WITH GOODHAVEN CAPITAL MANAGEMENT, LLC.

Proxy Statement

TRUSTEES AND OFFICERS

Information regarding the current Trustees and the executive officers of the Trust is set forth below.  Each Trustee holds office until the Trust is terminated unless he resigns or is removed.  Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding shares of the Trust or two-thirds of the other Trustees.  Each officer serves until he resigns or is removed by the Board.

The Current Board of Trustees

Currently, there are three Independent Trustees or “disinterested” Trustees within the meaning of the Investment Company Act.

Independent Trustees

Name and Address*	Age	Position Term and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeship/ Directorship Held by Trustee During the Past Five Years
Richard A. Conn, Jr. c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	61	Indefinite term; Trustee since January 2016.	Managing Partner, Innovate Partners LLC (private investment company) (2009 to present) and Managing Partner, Eurasia Advisors LLC	1	None
Bruce A. Eatroff c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	56	Indefinite term; Trustee since January 2016.	Managing Partner, Halyard Capital (private equity firm) (2006 to present)	1	None
Steven H. Tishman c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	62	Indefinite term; Trustee since January 2016.	Managing Director and Global Head of Mergers and Acquisitions Group, Houlihan Lokey (global investment bank)	1	Acushnet Holdings Corp.
*Following the completion of the Reorganization, the address for GoodHaven Capital Management, LLC will be 374 Millburn Avenue, Suite 306, Millburn, NJ 07041

Currently, there are two Interested Trustees within the meaning of the Investment Company Act.  Following the Reorganization, Mr. Trauner will resign as a Trustee and Mr. Pitkowsky will become the Chairman of the Board of Trustees.

Proxy Statement

Interested Trustees and Executive Officers

Name and Address*	Age	Position Term, and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeship/ Directorship Held by Trustee During the Past Five Years
Larry Pitkowsky c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	55	Indefinite term; Trustee, President, Treasurer, and Secretary since January 2016.	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of the GoodHaven Fund under the PMP Trust (April 2011 to March 2016) Co-Portfolio Manager of the GoodHaven Fund under the GoodHaven Funds Trust (March 2016-present)	1	None
Keith Trauner c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	62	Indefinite term; Trustee and Chairman since January 2016.	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of the GoodHaven Fund under the PMP Trust (April 2011 to March 2016) Co-Portfolio Manager of the GoodHaven Fund under the GoodHaven Funds Trust (March 2016-present)	1	None
*Following the completion of the Reorganization, the address for GoodHaven Capital Management, LLC will be 374 Millburn Avenue, Suite 306, Millburn, NJ 07041

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Investment Adviser, the distributor, the administrator, the custodian, and the transfer agent, each of whom are discussed in greater detail in the Fund’s Statement of Additional Information. In addition, the Investment Adviser provides regular reports on the investment strategy and performance of the Fund. The Board is responsible for appointing a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Trustees as to compliance matters. The Chief Compliance Officer is also the Chief Compliance Officer of the Investment Adviser and has indicated to the Trustees that the CCO is aware of its fiduciary duty to the Fund and has expressed willingness and the ability to contact the Independent Trustees directly on matters of concern. Compliance reports are provided as part of formal Board of Trustees meetings, which are typically held quarterly, in person, and involve the Trustees’ review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Proxy Statement

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating Committee, a Valuation Committee and an Audit Committee. A majority of the Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Investment Adviser, the principal underwriter, or their affiliates. Although the majority of the Board consists of Independent Trustees, the Chairman of the Board is an Interested Trustee. The Board has determined to combine the Chairman position and the principal executive officer position of the Trust after the Reorganization.

The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

The Chairman of the Board is the principal member of the Investment Adviser and is also one of the largest shareholders of the Fund with a strong vested interest in the success of the Fund. He is intimately familiar with the investment advisory business and the mutual fund industry, having worked as an investment industry analyst, money manager, and executive with more than thirty-five years of experience. Following the consummation of the Reorganization, and subject to Board approval, it is expected that Larry Pitkowsky will become the Chairman of the Board. Mr. Pitkowsky co-founded the Investment Adviser, a registered investment adviser that provides investment management services to individuals, institutions, and other clients, including the Fund, an affiliated public, no-load, mutual fund. He is currently the Co-Managing Partner and Co-Portfolio Manager of the Fund along with Keith Trauner. He is also President, Treasurer, and Secretary of the Trust. The Fund is currently the only series of the Trust.

Prior to forming the Investment Adviser, Larry was affiliated with Fairholme Capital Management (“FCM”), and from 1999 through 2008, he held a variety of roles at FCM, including Analyst and Portfolio Manager. In addition, for most of the period from 2002 through 2007, he was a named Portfolio Manager of FCM's affiliated Fairholme Fund. In addition, Larry was also Vice-President of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009. Larry has more than 25 years of experience in securities research and portfolio management across a wide range of companies and industries.

For these reasons, the Board believes it is appropriate that the Chairman is an Interested Trustee and that the governance of the Fund is appropriate.

The Board does not currently have a “lead independent trustee” although the Board may create such a position in the future. One of the Independent Trustees serves as the Chairman of the Audit Committee and also serves on the Nominating and Valuation Committees as well has served on multiple public company boards of directors, is a qualified financial expert, and has more than thirty-years of experience in related fields. In addition, the two other Independent Trustees also have significant relevant business experience and offer strong governance, legal, and other experiences to the oversight functions of the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board is responsible for reviewing the Investment Adviser’s risk management policies and procedures. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board will also review, as appropriate, reports regarding risk management activities of service providers. In addition to these reports, from time to time the Board receives reports from the administrator and the Investment Adviser’s as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate (“Trustee Attributes”) to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial investment and business experience and, in some cases, have served previously on public company boards of directors. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.

Proxy Statement

In addition to the information provided in the chart, below is certain additional information concerning each particular Trustee and his Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Richard A. Conn Jr. Mr. Conn is the Managing Partner of Innovate Partners LLC, a private equity and venture capital firm focused on investing in early-stage consumer and technology businesses, and of Eurasia Advisors LLC, an international advisory firm focusing on Russia and the Ukraine and has been in these positions since 2009. He practiced international corporate law and litigation as an equity partner with Latham & Watkins, founding that firm’s Moscow office in 1992, and served as President of the Moscow based Foreign Bar Association from 1992-1995 and from 2003-2007. He advised the Yeltsin government on legal restructuring and is a co-author of Collier Labor Law and the Bankruptcy Code. He consults with the U.S. government regarding Commonwealth of Independent States matters (also known as the former Soviet Union), and has delivered a keynote address at the United Nations. He also serves on the International Advisory Board of the International Crisis Group. Mr. Conn has a Bachelor of Arts degree from Dartmouth College and a JD degree focused on international business law from the Fordham University School of Law.

Bruce A. Eatroff.  Mr. Eatroff is an experienced private equity investor and the Managing Partner of Halyard Capital, a lower middle market private equity firm.  He has been the lead Director on twelve portfolio companies, a permanent member of Halyard’s Investment Committee and has overseen more than forty acquisitions for portfolio companies.  From 2000-2006, Mr. Eatroff was an Executive Managing Director of BMO Capital Markets and the Head of U.S. Media and Communications Investment and Corporate Banking where he was responsible for a multi-billion-dollar balance sheet and an advisory business with twenty professionals focused on Media and Communications.  Previously, he served from 1998 to 2000 as a Managing Director at CIBC World Markets, from 1995-1998 as a Managing Director at UBS Securities, and from 1989-1995 as a Vice President at Goldman Sachs & Co.  Mr. Eatroff has a Bachelor of Arts degree from Lafayette College and a Master’s in Business Administration from the Wharton School.

Steven H. Tishman.  Mr. Tishman is a Managing Director and Global Head of the Mergers and Acquisitions Group at Houlihan Lokey, where he is also a member of the Management Committee, Co-Head of the M&A Commitment Committee and a member of the Firm’s Corporate Finance Board of Directors.  Previously, Mr. Tishman was a Managing Director at Rothschild Inc. where he served as Co-Head of U.S. M&A.  Prior to joining Rothschild, Mr. Tishman was a Managing Director and head of the Robertson Stephens New York office and was a member of the Management Committee of that firm. Prior to joining Robertson Stephens in 1999, Mr. Tishman spent approximately 15 years at Bear, Stearns & Co. Inc., most recently as a Senior Managing Director.  Mr. Tishman has a Bachelor of Arts degree from Princeton University, a Master’s in Business Administration degree from the NYU Graduate School of Business Administration, currently serves on the Board of Directors of Acushnet Holdings Corp. and has previously served on the Boards of Directors of public companies, including Cedar Fair L.P., Nautica Enterprises, Inc., Claire’s Stores, Inc. and Odimo, Inc.

Larry Pitkowsky.  Mr. Pitkowsky has more than 25 years of experience in securities research and portfolio management across a wide range of companies and industries.  He co-founded the Investment Adviser in late 2010 and currently serves as a Managing Member and Co-Portfolio Manager along with Keith Trauner.  After the consummation of the Reorganization he will serve as the Managing Member of the Investment Adviser, sole portfolio manager of the Fund and the Chairman of the Board of Trustees.  The Investment Adviser is a registered investment adviser that provides investment management services to separate accounts and the GoodHaven Fund.  Prior to forming GoodHaven, Mr. Pitkowsky was a consultant to Fairholme Capital Management for approximately two years and from 1999 through 2008, he held a variety of roles at Fairholme and its affiliates, including Analyst and Portfolio Manager.  In addition, for most of the period from 2002 through 2007, he was a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  In addition, Mr. Pitkowsky was also Vice-President of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009.  Mr. Pitkowsky has a Bachelor of Science degree from Rutgers University.

Proxy Statement

Keith Trauner.  Effective as of the Reorganization, Mr. Trauner will cease to be a Trustee or the Chairman of the Board.  Mr. Trauner has more than 35 years of experience in securities research and portfolio management across a wide range of companies and industries and has been in management positions at investment advisory firms for more than 25 years.  He co-founded GoodHaven Capital Management in late 2010 and currently serves as a Managing Partner and Co-Portfolio Manager along with Larry Pitkowsky.  GoodHaven is a registered investment adviser that provides investment management services to separate accounts and the firm’s affiliated GoodHaven Fund.  Mr. Trauner was a consultant to Fairholme Capital Management for approximately two years and from 1999 through late 2008, he held a variety of roles at Fairholme, including Senior Analyst and Portfolio Manager, Chief Financial Officer and Chief Compliance Officer.  In addition, for most of the period from 2002 through 2008, he was a Director, the Secretary/Treasurer, and a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  Mr. Trauner has a Bachelor of Arts degree from Middlebury College.

Board Meetings and Committees

The Board meets quarterly, primarily at in-person meetings.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.  The Trust has three standing committees:  the Nominating Committee, the Valuation Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”) and performs the role of certain legal and compliance activities.  The Trust does not hold annual meetings, and consequently, the Board of Trustees has no policy concerning attendance at annual meetings by Trustees.

Audit Committee

The Audit Committee is comprised entirely of all of the Independent Trustees.  Mr. Tishman, an Independent Trustee, serves as the Audit Committee Chairman.  The Audit Committee generally meets on a regular basis, at least two times annually, and may meet more frequently.  The function of the Audit Committee, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  In addition, the Audit Committee will also serve as the Qualified Legal Compliance Committee.  The Audit Committee has met quarterly since the Trust’s inception on December 18, 2015.

Nominating Committee

The Nominating Committee, which consists of the three Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will meet and determine the qualifications they believe important when considering potential nominees to serve as members of the Board. The Nominating Committee has a charter.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee identifies individuals qualified to become Board members and members of Board committees, consistent with criteria approved by the Board, and recommends particular trustee nominees to the Board.  The Nominating Committee seeks candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills, technological expertise and exemplary personal integrity and reputation.  The Nominating Committee has met quarterly since the Trust’s inception on December 18, 2015.

Proxy Statement

Valuation Committee

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s Independent Trustees.  The function of the Valuation Committee is to value securities held for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed. The Valuation Committee has met quarterly since the Trust’s inception on December 18, 2015.

Trustee Ownership of Fund Shares and Other Interests

The Fund commenced operations as a series of the Trust on March 31, 2016.  The following table shows the amount of shares in the Fund owned by the Trustees as of July 31, 2019.

Name	Dollar Range of GoodHaven Fund Shares	Aggregate Dollar Range of Fund Shares in the New Trust
Richard Conn, Jr.	$10,001-$50,000	$10,001-$50,000
Bruce Eatroff	Over $100,000	Over $100,000
Steven Tishman	$10,001-$50,000	$10,001-$50,000
Larry Pitkowsky	Over $100,000	Over $100,000
Keith Trauner	Over $100,000	Over $100,000

Furthermore, neither the Independent Trustees, nor members of their immediate family, owned securities beneficially or of record in the Investment Adviser, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, as of that date, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser, the Fund’s principal underwriter or any of its affiliates.

Trustee Compensation

The Investment Adviser pays each of the Independent Trustees of the Board at an annual rate of $10,000 for serving as a Trustee to the Trust.  The Investment Adviser pays the Chairman of the Audit Committee an additional annual $1,500.  All Trustees will be reimbursed by the Investment Adviser for expenses in connection with each Board meeting attended.  The Trust has no pension or retirement plan.  The Fund does not pay any compensation to the Trustees.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged Tait, Weller & Baker, LLP as its principal accountant to perform audit services, audit-related services, tax services and other services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  To the extent that non-audit services are performed that were not pre-approved, the Audit Committee has procedures to ensure that such services are compatible with maintaining the auditor’s independence.  All of Tait, Weller & Baker LLP’s services in auditing the Trust’s financial statements were performed by full-time permanent employees of Tait, Weller & Baker LLP.

Proxy Statement

No non-audit fees were billed or are expected to be billed by Tait, Weller & Baker LLP, since the Fund commenced operations.

Representatives of Tait, Weller & Baker LLP will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of The GoodHaven Funds Trust, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The Trust’s principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), and the administrator to the Fund is U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Proxy Statement

HOUSEHOLDING

In an effort to decrease costs, the Trust has only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise. Please call the Transfer Agent toll free at 1-855-OK-GOODX or 1-855-654-6639 to request individual copies of these documents. If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to the GoodHaven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

Proxy Statement

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

By Order of the Board of Trustees,

Larry Pitkowsky
President

October 25, 2019

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED
PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Proxy Statement

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of the Fund at the close of business on October 11, 2019, will be entitled to be present and vote at the Meeting.  As of that date, the Fund as a whole had 4,010,911.39 shares outstanding.

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of July 31, 2019, Markel Corporation, one of the members of the Investment Adviser owned, 1,064,487.1 shares of the Fund representing 24.26% of the total outstanding shares of the Fund on that date (4,387,538.238).

As of July 31, 2019, each of the following entities was known to the Fund to hold the amounts of shares listed next to its name:

Name	Amount & Nature of Ownership	% Ownership**
NATIONAL FINANCIAL SERVICES LLC	1,285,866.092*	29.31%

CHARLES SCHWAB & COMPANY INC	1,026,337.297*	23.39%

QUASAR DISTRIBUTORS LLC	949,945.240*	21.65%

TD AMERITRADE INCORPORATED	424,207.403*	9.67%

JP MORGAN SECURITIES LLC	342,694.698*	7.81%

PERSHING LLC	220,223.114*	5.02%
*Shares are held as nominee on behalf of customers/clients
**Ownership % based on amount of Fund shares outstanding on July 31, 2019 (4,387,538.238)

Management Ownership

The following table shows the amount of shares in the Fund beneficially owned by the Trustees and Officers as of October 11, 2019, individually and as a group.

Name and Address	Amount of Shares	% Ownership**
Richard A. Conn, Jr.*	737.73	Less than 1%
Bruce A. Eatroff*	12,995.96	Less than 1%
Steven H. Tishman*	848.39	Less than 1%
Larry Pitkowsky*	107,371.81	2.68%
Keith Trauner*	128,614.55	3.21%
Trustees and Officers of the Trust, as a group	250,568.44	6.25%
*Address is c/o GoodHaven Capital Management LLC, 4940 SW 83rd Street, Miami, FL 33143
**Based on 4,010,911.39 shares of the Fund outstanding as of October 11, 2019.

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of the Fund, any owner of record or beneficially of more than five percent of voting securities of the Fund, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ____ day of ______, 2019 by and between GoodHaven Capital Management, LLC, a Delaware limited liability company (the “Adviser”) and The GoodHaven Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (each a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust currently consists of one Fund as set forth on Schedule A, a copy of which is attached hereto, as may be amended from time to time to reflect additional Funds that may be authorized by the Board of Trustees of the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, each of the Board of Trustees of the Trust and the shareholders of the Fund has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Investment Adviser.  The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust dated December 31, 2015, as amended from time to time (the “Charter”), and in its Prospectus and Statement of Additional Information (“SAI”) as from time to time in effect (the Prospectus and the SAI being defined as the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund.  The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Delivery of Fund Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Agreement and Declaration of Trust;
(b)	By-Laws-of the Trust, as amended from time to time;
(c)	Resolutions of the Trustees of the Trust selecting GoodHaven Capital Management, LLC, as Adviser to the Fund and approving the form of this Agreement; and
(d)	Fund’s Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Intellectual Property License.  For so long as this Agreement remains effective, the Trust and the Fund shall have a non-transferable, non-exclusive license to use the names “GoodHaven Capital Management”, “GoodHaven”, “GoodHaven Fund” and “goodhavenfunds.com” and the phrase “our money with yours” (collectively, the “Adviser Works”) solely in connection with the Trust and the Fund.  The Adviser may notify the Trust and the Fund of newly-created names or phrases for which it is claiming intellectual property protections, and such names or phrases shall become Adviser Works.  The Trust and the Fund acknowledge that the Adviser Works and any derivatives or combinations thereof are the sole and exclusive property of the Adviser (or the Adviser’s related entities), and the Trust and the Fund agree that they will not contest ownership or validity of the Adviser Works.  The Trust and the Fund will use the Adviser Works according to the Adviser’s trademark standards.  The Adviser makes no representations or warranties in respect of the relative superiority of its rights in the Adviser Works to the rights of any third party in the Adviser Works.  Notwithstanding anything herein to the contrary, the Adviser shall have no liability to the Trust or the Fund for or in respect of any claim by any third party that the Trust or the Fund’s use of the Adviser Works infringes upon or otherwise violates any proprietary or other rights of such third party.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Adviser Works and any other name connected with the Adviser.

4. Services Provided by Adviser.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will directly (a) act in strict conformity with the Trust's Charter, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), (b) manage the Fund’s portfolio and furnish a continual investment program for the Fund in accordance with the Fund’s investment objective and policies as described in the Fund’s Prospectus, (c) make investment decisions for the Fund, (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Fund with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Fund and what securities shall be held or sold by the Fund, (g) review asset allocations and investment policies with the Board of Trustees of the Fund every quarter, (h) vote proxies on behalf of the Fund pursuant to the Fund’s proxy voting policies, and (i) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Fund.  In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting the Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Fund.  The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph 5.  In particular, but without limiting the generality of the foregoing, the Fund will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
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6. Compensation of the Adviser.  In consideration of the services rendered pursuant to this Agreement, the Fund will pay to the Adviser an annual investment advisory fee, paid on a monthly basis, of its respective average daily net assets in accordance with the fees set forth on Schedule A hereto.

In the event of any termination of this Agreement, the fees provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

 The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.  Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

7. Services to Other Accounts.  The Trust understands that the Adviser may act as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity.  The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.  In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8. Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its members, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales.  The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.
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The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution.  The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund’s Trustees from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9. Adviser’s Liabilities and Indemnification.

 The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Adviser for inclusion therein; but the Adviser shall have no liability for information provided by others, including the Administrator or the Trust.

             In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

 Except as otherwise provided herein, the Adviser shall only be liable to the Fund for any loss (including brokerage charges) actually incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the investment restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, as amended from time to time by the Trustees.  The Adviser will not be liable for consequential or speculative damages relating to any such incurred losses.

Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.
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 No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

10. Non-Exclusivity; Trading for Adviser’s Own Account. The Trust’s employment of the Adviser is not an exclusive arrangement.  The Adviser may act as investment adviser for any other person or entity, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the 1940 Act and the Advisers Act and has been approved by the Board of Trustees.

11. Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund.  The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12. Amendment of this Agreement.  No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

13. Notice.   Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

GoodHaven Capital Management, LLC
374 Millburn Avenue, Suite 306
Millburn, NJ 07041
Attn:  Larry Pitkowsky
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To the Trust and the Fund at:

The GoodHaven Funds Trust
374 Millburn Avenue, Suite 306
Millburn, NJ 07041
Attn:  Larry Pitkowsky

with a copy to:

The GoodHaven Funds Trust
374 Millburn Avenue, Suite 306
Millburn, NJ 07041
Attn: Larry Pitkowsky

Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020
Attn: Thomas R. Westle, Esq.

14. Governing Law.  This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

15. Miscellaneous.   Neither the holders of shares of the Fund nor the Trustees shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract between the Trust, on behalf of the Fund, and the Adviser.
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE GOODHAVEN FUNDS TRUST

By:________________________________
Name:  Larry Pitkowsky
Title:    President

GOODHAVEN CAPITAL MANAGEMENT, LLC

By:________________________________
Name:  Larry Pitkowsky
Title:    Managing Member

SCHEDULE A

Separate Series of The GoodHaven Funds Trust

NAME OF FUND	ADVISORY FEE (as a percentage of average daily net assets)
GoodHaven Fund	0.90%

Date:  [__________], 2019

GOODHAVEN
OUR MONEY WITH YOURS

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the automated instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86089-S92784

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Your proxy is important to assure a quorum at the Special Meeting of Shareholders, whether or not you plan to attend the Meeting in person. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Shareholders and the accompanying Proxy Statement.

NOTE: Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Partnerships should sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date